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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                                  AS ENACTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q, Third Wave Technologies, Inc. (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lance Fors, Chief Executive Officer of the Company, and David Nuti, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                         /s/ Lance Fors
                                                         -----------------------
                                                         Lance Fors
                                                         Chief Executive Officer
                                                         November 14, 2003

                                                         /s/ David Nuti
                                                         -----------------------
                                                         David Nuti
                                                         Chief Financial Officer
                                                         November 14, 2003